Exhibit 23.3

JOHN FULVIO, CPA SUSAN E. VAN VELSON, CPA KENNETH S. WERNER, CPA

Certified Public Accountants	New York Office: 5 West 37th Street, 4th Floor New York, New York 10018 TEL: 212-490-3113 FAX: 212-986-3679 www.fulviollp.com	Connecticut Office: 95B Rowayton Avenue Rowayton, CT 06853 TEL: 203-857-4400 FAX: 203-857-0280

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated August 30, 2011 for Milbank Winthrop and Co., Inc., in the Registration Statement on Form S-1 and related Prospectus of Silvercrest Asset Management Group Inc. for the registration of shares of Class A common stock.

New York, New York
November 6, 2012

JOHN FULVIO, CPA SUSAN E. VAN VELSON, CPA KENNETH S. WERNER, CPA

Certified Public Accountants	New York Office: 5 West 37th Street, 4th Floor New York, New York 10018 TEL: 212-490-3113 FAX: 212-986-3679 www.fulviollp.com	Connecticut Office: 95B Rowayton Avenue Rowayton, CT 06853 TEL: 203-857-4400 FAX: 203-857-0280

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated March 15, 2012 for MW Commodity Advisors, LLC, in the Registration Statement on Form S-1 and related Prospectus of Silvercrest Asset Management Group Inc. for the registration of shares of Class A common stock.

New York, New York
November 6, 2012

JOHN FULVIO, CPA SUSAN E. VAN VELSON, CPA KENNETH S. WERNER, CPA

Certified Public Accountants	New York Office: 5 West 37th Street, 4th Floor New York, New York 10018 TEL: 212-490-3113 FAX: 212-986-3679 www.fulviollp.com	Connecticut Office: 95B Rowayton Avenue Rowayton, CT 06853 TEL: 203-857-4400 FAX: 203-857-0280

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated September 2, 2011 for Milbank Winthrop and Co., Inc., in the Registration Statement on Form S-1 and related Prospectus of Silvercrest Asset Management Group Inc. for the registration of shares of Class A common stock.

New York, New York
November 6, 2012

JOHN FULVIO, CPA SUSAN E. VAN VELSON, CPA KENNETH S. WERNER, CPA

Certified Public Accountants	New York Office: 5 West 37th Street, 4th Floor New York, New York 10018 TEL: 212-490-3113 FAX: 212-986-3679 www.fulviollp.com	Connecticut Office: 95B Rowayton Avenue Rowayton, CT 06853 TEL: 203-857-4400 FAX: 203-857-0280

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated October 28, 2011 for MW Commodity Advisors, LLC, in the Registration Statement on Form S-1 and related Prospectus of Silvercrest Asset Management Group Inc. for the registration of shares of Class A common stock.

New York, New York
November 6, 2012